UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2013

NorthStar Realty Finance Corp.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32330 (Commission File Number)	11-3707493 (I.R.S. Employer Identification No.)

399 Park Avenue, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.

On April 5, 2013, NorthStar Realty Finance Corp. (the “Company”), through a subsidiary, completed its previously announced acquisition of a manufactured housing portfolio comprised of 71 communities containing approximately 17,000 pad rental sites located throughout five states (primarily in Florida and Salt Lake City, Utah) for an aggregate purchase price of $865 million, inclusive of all costs, escrows and reserves. The Company purchased the portfolio from ARC Real Estate Holdings, LLC and its $30 million deposit was applied to the aggregate purchase price at closing.  The Company structured the acquisition as a joint venture with the same third party operating partner that is currently managing the Company’s existing portfolio of manufactured housing communities.  The Company funded substantially all of the capital to consummate the transaction and will also control the joint venture.  The Company’s joint venture obtained $640 million of 10-year, non-recourse financing, subject to customary exceptions, in connection with the acquisition.  The financing has a fixed interest rate of 4.02% and is secured by first lien mortgages on the manufactured housing communities.

Item 7.01   Regulation FD Disclosure.

The Company has furnished a press release related to the acquisition discussed in Item 2.01 of this Current Report on Form 8-K as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.  Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01   Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by an amendment to Current Report on Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)           Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by an amendment to Current Report on Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)           Exhibits

Exhibit Number	Description

99.1	Press Release, dated April 8, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Realty Finance Corp.
(Registrant)

Date: April 8, 2013	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated April 8, 2013.